EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of HomeAway, Inc. for the year ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian H. Sharples, as Principal Executive Officer of HomeAway, Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of HomeAway, Inc.

Date: February 27, 2013	By:	/s/ Brian H. Sharples
Brian H. Sharples

President and Chief Executive Officer (Principal Executive Officer)

In connection with the Annual Report on Form 10-K of HomeAway, Inc. for the year ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lynn Atchison, as Principal Financial Officer of HomeAway, Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of HomeAway, Inc.

Date: February 27, 2013	By:	/s/ Lynn Atchison
Lynn Atchison

Chief Financial Officer and Secretary (Principal Financial Officer)